SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 4, 2005

AMERICAN COMMUNITY BANCSHARES, INC.

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-30517	56-2179531
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

4500 CAMERON VALLEY PARKWAY, SUITE 150, CHARLOTTE, NC 28211

(Address of principal executive offices)

Registrant’s telephone number, including area code (704) 225-8444

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 4, 2005 the Registrant’s subsidiary bank, American Community Bank, Monroe, North Carolina, entered into a settlement with MC Contractors, Inc., FKA Mann Contractors regarding litigation by Mann Contractors involving an account opened at American Community Bank. The final settlement amount equaled $600,000. The Registrant, in the fourth quarter of 2004, had previously recorded as a pre-tax charge to earnings an amount of $350,000 in connection with a proposed settlement of this litigation. As a result of the final settlement, an additional $250,000 was required to be charged in accordance with generally accepted accounting principals to earnings for the fourth quarter of 2004. This additional charge resulted in a decrease in after-tax earnings for the year ended December 31, 2004 of $154,000 from $2,897,000 as originally reported to $2,743,000. On a per share basis, fully diluted earnings for the Registrant decreased from $0.79 to $0.75 as a result of the charge for the year ended December 31, 2004.

A copy of the Registrant’s press release (the “Press Release”) announcing the settlement is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 2.01.

The information contained in Item 2.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01 OTHER EVENTS.

On March 4, 2005 the Registrant’s subsidiary bank, American Community Bank, Monroe, North Carolina, entered into a settlement with MC Contractors, Inc., FKA Mann Contractors regarding litigation by Mann Contractors involving an account opened at American Community Bank. The final settlement amount equaled $600,000. The Registrant, in the fourth quarter of 2004, had previously recorded as a pre-tax charge to earnings an amount of $350,000 in connection with a proposed settlement of this litigation. As a result of the final settlement, an additional $250,000 was required to be charged in accordance with generally accepted accounting principals to earnings for the fourth quarter of 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 8, 2005

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may”, “could”, “should”, “would”, “believe”, “anticipate”, “estimate”, “expect”, “intend”, “plan”, “projects”, “outlook” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMUNITY BANCSHARES, INC.

BY:	/s/ Randy P. Helton
Randy P. Helton, President and CEO

Dated: March 8, 2005

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release dated March 8, 2005